                                   [PICTURE]

                            U.S. REAL ESTATE SHARES
                              2000 ANNUAL REPORT

SECURITY CAPITAL
U.S. REAL ESTATE SHARES
--------------------------------------------------------------------------------

Security Capital U.S. Real Estate Shares is a highly focused, no-load real estate mutual fund that seeks to provide shareholders with above average returns, including current income and capital appreciation, primarily through investments in real estate securities in the United States. Long-term, the Fund's objective is to achieve top-quartile returns, as compared with other U.S. real estate mutual funds that invest primarily in real estate securities in the United States by integrating in-depth proprietary research with sophisticated capital markets research and modeling techniques.

TO OUR SHAREHOLDERS
--------------------------------------------------------------------------------


2000 was a truly standout year for U.S. real estate stocks. The Wilshire Real Estate Securities Index ("WARESI") benchmark posted a total return for 2000 of 30.7%. This was the third best performance year in the WARESI's 23-year history, surpassed only by 1979 and 1996, years when the WARESI generated returns of 70.8% and 36.9%, respectively. By comparison, the S&P 500 and Russell 2000 indices generated returns for the year of -9.1% and -2.9%, respectively.

Security Capital U.S. Real Estate Shares ("SC-US Real Estate Shares") had an outstanding year in 2000 generating a total return of 35.8%. These results reflect an outperformance of the WARESI benchmark of 509 basis points for 2000 and distinguished the Fund as Morningstar's No. 1 real estate mutual fund in 2000 among a universe of 132 funds/1/.

Annual Overview

A number of key factors worked in tandem to propel the performance of real estate stocks in 2000. First, real estate stocks began the year undeniably cheap and continued to exhibit strong "value" characteristics even as prices rebounded. After down years in 1998 and 1999, the pricing of real estate stocks had fallen back to year-end 1995 levels during a period of record health for real estate markets when earnings (Funds From Operations, or, "FFO") advanced by more than 66%. Discounts to net asset value approached levels not seen since the early 1990's when real estate markets were in disarray.

Second, the robust health of the underlying real estate operating markets caught many investors by surprise in 2000. The consensus expectation of a progressively moderating operating environment for real estate with significant increases in new construction gave way to the reality of record demand for most types of space and rational levels of new construction. Year-over-year quarterly growth in FFO for WARESI companies began to reaccelerate in the second quarter 2000 for the first time since year-over-year quarterly growth peaked in the first quarter of 1998.

Finally, the emergence of significant uncertainty and volatility in the broader equity market led investors to favorably reassess the opportunity in real estate stocks. With strong current income and a demonstrated low correlation of performance to the broader equity market, real estate securities regained attention as an effective tool for portfolio diversification.

This combination of attractive pricing, healthy operating fundamentals and defensive portfolio characteristics proved to be a compelling formula for investors in 2000.

By property type, the best performance in 2000 came from the hotel, office and multifamily companies with total returns of 46.0%, 37.5% and 35.7%, respectively, for the year. These sectors continued to benefit from fundamental strength in the form of low vacancy and balanced supply, particularly in key urban markets in and around New York, Boston, Washington D.C. and San Francisco. This has led to impressive revenue growth, in turn boosting earnings, cash flow and property-level valuations. Of the major property types, the retail companies were relative underperformers during 2000 as investors' concerns about a weakening economy and rising interest rates translated into reduced expectations for future earnings and cash flow. The emphasis is on the word relative, however, because investors in regional mall and shopping center companies still earned healthy returns for the year of 23.8% and 18.0%, respectively.

In addition to property type differences, 2000 was a year of "separation" in pricing based on company attributes such as scale, geography and proprietary management capabilities. Highly regarded management teams pursuing disciplined development programs in high-barrier coastal markets were rewarded with strong stock performance. In general, companies with large liquid balance sheets and high-quality, well-leased real estate were rewarded as well. The stocks of smaller cap companies with no special portfolio attributes or management capabilities struggled for recognition.

Looking beyond the stocks to the underlying companies, 2000 was characterized by active capital recycling initiatives as companies continued to take advantage of more favorable pricing of real estate in the private market by selling assets outright or through joint ventures. New investment activity was primarily in the form of development since well-executed development programs and/or proprietary development capabilities continued to justify the allocation of new capital. While stock prices rebounded during the year, pricing generally still did not justify new common stock issuance, and many companies continued to repurchase their own stock. The standout exception was Boston Properties, which completed a $670 million follow-on offering in September 2000. Highlighting the continued wariness of investors towards new equity issuance, even this offering--involving a top-flight company and a well-leased, proprietary development pipeline--encountered significant pricing resistance.

There were several large merger/acquisition transactions during 2000 including the acquisition of Cornerstone Properties by Equity Office Properties and the acquisition of Urban Shopping Centers by Rodamco North America. For the most part, however, consolidation activity was modest in terms of the number of transactions, and Mack-Cali's aborted attempt to acquire/merge with Prentiss Properties demonstrated the challenges of consolidation without compelling tangible economics.

Fund Performance

SC-US Real Estate Shares had an outstanding year in 2000 generating a total return of 35.8%. These results reflect an outperformance of the WARESI benchmark of 509 basis points for 2000 and distinguished the Fund as Morningstar's No. 1 real estate mutual fund for the year among a universe of 132 funds/1/. We attribute our strong performance to a highly disciplined investment process that, as in the past, resulted in strong stock selection in 2000. On a trailing 3-year basis, SC-US Real Estate Shares ranks No. 2 among 93 real estate funds in the Morningstar 3-year universe, achieving a Morningstar(R) Category Rating(TM) of 5, the highest possible/2/. The Morningstar(R) Category Rating(TM) is a quantitative measure of risk-adjusted performance over a 3-year period and shows how well a fund has balanced risk and return relative to other funds in its category. Since its inception on December 20, 1996, SC-US Real Estate Shares has generated an average annual total return of 11.7%, reflecting an average annual outperformance of the WARESI benchmark of 488 basis points.

At the end of 2000, we achieved an important milestone for our firm and investment clients--a 5-year performance track record. For the 5-year period since inception, December 31, 1995, our composite of core client accounts, Security Capital Real Estate Institutional Growth &

/1/ Source: Morningstar(R) Absolute Ranking. Ranked 1 overall among the 132 real estate mutual funds for the year ended December 31, 2000.

/2/ Source: Morningstar(R) Absolute Ranking. Ranked 2 overall among the 93 real estate mutual funds for the 3-year period ended December 31, 2000.

(C) 2000 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for non-commercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933.

Income Composite, has generated a compounded average annual return net of fees of 19.7%, representing an average annual outperformance of the WARESI benchmark of 834 basis points. While this audited composite does not include SC-US Real Estate Shares, it is managed in a similar fashion. Interestingly, this 19.7% compounded average annual return for our composite exceeds the performance of broader market alternatives over this 5-year period including the S&P 500 (18.3%) and the NASDAQ (19.0%).

Investment Outlook

As we move into 2001, the broad economic outlook has taken center stage for all investors as evidence emerges and concerns increase regarding the potential for a slowdown or recession. For real estate, this uncertain outlook serves to favorably highlight the group's defensive investment attributes at a time when the underlying operating fundamentals in key property segments are in great shape. We believe that, while real estate stocks as a group have achieved balanced pricing, the opportunity for investors is quite favorable under a broad range of scenarios for the economy. In our view, this is particularly true for an actively managed portfolio since we anticipate further separation in pricing company-to-company as the sector continues to mature. Our views reflect the following key factors and observations.

     . Real estate market fundamentals in key property segments--office, industrial, multifamily and hotel--are healthy with high occupancy levels and balanced new construction. While a softening economy will certainly impact demand for space, the larger threat to real estate operating and investment performance has historically been new supply. In the current environment and with a more "transparent" real estate industry, we are seeing a highly disciplined posture by construction lenders and mezzanine equity providers, a factor that should reduce the threat of excessive new development.

     . Companies are poised to deliver attractive cash flow growth driven by healthy market fundamentals in conjunction with below market in-place rents for many office and multifamily companies and lower long-term interest rates. In markets like Boston, New York, and San Francisco, office and multifamily property owners are realizing significant jumps in rental income as older leases mature and are rewritten at current market rates. Particularly for urban office properties where in-place leases take

          5-10 years to cycle through, this will be a factor for years to come, providing a growth cushion for these companies even if the economic climate shifts. Lower interest rates are providing a boost as well.

     . Investors are seeking opportunities to defensively diversify their portfolios and increase income levels in the context of increased market volatility. The defensive character of real estate investments derives from the stable and predictable underlying cash flow, the product of longer-term leases that generally allow for the pass-through of higher costs, in conjunction with an inflation-sensitive residual value. In the last economic downturn in 1990, real estate lost its defensive character because severe overbuilding coincided, and some say actually caused, the economic slowdown. Conditions are very different today. The wave of real estate securitization, both debt and equity, since the early 1990's has significantly increased the flow of information to real estate operators and investors, producing highly functional real estate capital markets that have successfully managed new supply to rational levels.


We remain focused on those real estate companies where our research identifies high-quality assets, sound business strategies and attractive total rate of return potential. We appreciate your support during 2000 and look forward to a rewarding year in 2001.

Sincerely,


/s/ Anthony R. Manno Jr.                /s/ Kenneth D. Statz

Anthony R. Manno Jr.                    Kenneth D. Statz
President                               Managing Director

               SECURITY CAPITAL GLOBAL CAPITAL MANAGEMENT GROUP
                                 Incorporated
                   Security Capital U.S. Real Estate Shares
                              Performance Review
                                 December 2000

                     CUMULATIVE VALUE OF $10,000 INVESTED
                     ------------------------------------

FUND PERFORMANCE
--------------------------------------------------------------------------------

SC-US Real Estate Shares' investment performance compared to frequently used performance benchmarks is shown below.

COMPARATIVE RETURNS

Average Annual Total Returns
Period Ended December 31, 2000

                                                                Since Inception
                              One-Year       Three-Year      (12/20/96-12/31/00)
SC-US Real Estate Shares        35.83%         6.35%              11.70%
Wilshire Real Estate
Securities Index/1/             30.74%         1.48%               6.82%
NAREIT Equity Index/2/          26.36%        -0.19%               5.57%

Past performance is not indicative of future results. The performance of the above-referenced indices includes reinvested dividends and does not include any fees or expenses. The underlying portfolio securities of SC-US Real Estate Shares may differ from those of the indices. (1) The Wilshire Real Estate Securities Index is an unmanaged, broad based, market capitalization-weighted index comprised of publicly traded REITs and real estate operating companies, not including special purpose or healthcare REITs. It is comprised of major companies engaged in the equity ownership and operation of commercial real estate; and (2) NAREIT Equity Index is an unmanaged index of publicly traded U.S. tax-qualified REITs which have 75% or more of their gross invested book assets invested in the equity ownership of real estate.

GROWTH OF A $10,000 INVESTMENT

Period from December 20, 1996 to December 31, 2000

                                   Wilshire RE     NAREIT
                                   Securities      Equity
                         SC-US        Index         Index
                   ----------------------------------------
20-Dec-96               $10,000      $10,000       $10,000
December                $10,377      $10,425       $10,410
January 1997            $10,459      $10,574       $10,526
February                $10,538      $10,580       $10,505
March                   $10,509      $10,616       $10,483
April                   $10,079      $10,273       $10,196
May                     $10,329      $10,580       $10,494
June                    $10,997      $11,104       $11,003
July                    $11,458      $11,470       $11,343
August                  $11,469      $11,385       $11,316
September               $12,823      $12,507       $12,304
October                 $12,400      $11,976       $11,972
November                $12,638      $12,217       $12,231
December                $12,992      $12,489       $12,519
January 1998            $12,890      $12,313       $12,453
February                $12,600      $12,155       $12,241
March                   $13,046      $12,395       $12,461
April                   $12,540      $12,004       $12,054
May                     $12,395      $11,889       $11,970
June                    $12,293      $11,826       $11,889
July                    $11,466      $11,003       $11,117
August                  $10,355      $ 9,860       $10,068
September               $11,046      $10,412       $10,638
October                 $11,013      $10,269       $10,441
November                $11,356      $10,462       $10,595
December                $11,441      $10,313       $10,328
January 1999            $11,371      $10,089       $10,112
February                $11,394      $10,009       $ 9,875
March                   $11,115      $ 9,955       $ 9,830
April                   $12,566      $11,016       $10,763
May                     $12,779      $11,203       $11,000
June                    $12,641      $11,012       $10,822
July                    $12,055      $10,590       $10,477
August                  $12,055      $10,431       $10,344
September               $11,654      $ 9,961       $ 9,951
October                 $11,242      $ 9,776       $ 9,706
November                $10,940      $ 9,622       $ 9,548
December                $11,507      $ 9,984       $ 9,851
January 2000            $11,606      $10,025       $ 9,883
February                $11,457      $ 9,834       $ 9,765
March                   $12,041      $10,264       $10,087
April                   $12,900      $10,996       $10,765
May                     $13,074      $11,128       $10,870
June                    $13,536      $11,503       $11,149
July                    $14,667      $12,536       $12,124
August                  $14,063      $12,085       $11,632
September               $14,860      $12,477       $12,001
October                 $14,312      $11,936       $11,482
November                $14,605      $12,205       $11,629
December                $15,629      $13,053       $12,447

Past performance is not indicative of future results.

6                   See notes to the financial statements.

FUND FACTS
--------------------------------------------------------------------------------
Top 10 Holdings
% of Total Net Assets

Equity Office Properties Trust                 7.7%
Starwood Hotels & Resorts Worldwide, Inc.      7.5%
Boston Properties, Inc.                        6.8%
Liberty Property Trust                         5.5%
Public Storage, Inc.                           5.5%
Mack-Cali Realty Corporation                   5.4%
Prentiss Properties Trust                      5.4%
General Growth Properties, Inc.                4.8%
Arden Realty, Inc.                             4.7%
Equity Residential Properties Trust            4.6%
                                           --------
        Total                                 57.9%

Sector Weightings/1/

Office                 40.5%
Multifamily            22.2%
Shopping Centers        3.6%
Industrial              3.7%
Hotels                  7.5%
Regional Malls          4.8%
Other/2/                6.7%
Storage                 5.5%
Diversified             5.5%


/1/  Sector classifications are as defined by Wilshire Associates.

/2/ Other includes short-term investments and liabilities in excess of other assets.


MORNINGSTAR(R)
CATEGORY RATING(TM)

MORNINGSTAR LOGO
WORST/BEST RATINGS

"This Fund rated at 5"

The Morningstar(R) Category Rating(TM) is a quantitative measure of risk-adjusted performance over a 3-year period and shows how well a fund has balanced risk and return relative to other funds in its category. There were 93 real estate mutual funds for the 3-year period ended December 31, 2000.

(C)2000 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for non-commercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933.


FUND AT A GLANCE

Minimum initial investment              $2,500/3/
Minimum subsequent investment           $  250
Sales charge (load)                       None
Redemption fee                            None
Symbol                                   SUSIX
Contact                         1-888-SECURITY
Web Site               www.securitycapital.com

/3/ $1,000 for IRAs and UGMA/UTMA accounts.


                    See notes to the financial statements.

  SECURITY CAPITAL U.S. REAL ESTATE SHARES
  SCHEDULE OF INVESTMENTS-DECEMBER 31, 2000
--------------------------------------------------------------------------------

     Shares                                                      Market Value
     ------------------------------------------------------------------------
               COMMON STOCKS - 93.3%
               OFFICE - 40.5%
     279,107   Equity Office Properties Trust                    $  9,105,866
     185,300   Boston Properties, Inc.                              8,060,550
     224,300   Mack-Cali Realty Corporation                         6,406,569
     237,700   Prentiss Properties Trust                            6,403,044
     218,300   Arden Realty, Inc.                                   5,484,787
     108,100   Spieker Properties, Inc.                             5,418,512
     302,300   Brookfield Properties Corporation                    5,328,038
      62,000   Highwoods Properties, Inc.                           1,542,250
                                                                 ------------
                                                                   47,749,616
               MULTIFAMILY - 22.2%
      98,000   Equity Residential Properties Trust                  5,420,625
     107,173   Avalon Bay Communities, Inc.                         5,372,047
     107,250   Apartment Investment & Management Company            5,355,797
      82,600   Charles E. Smith Residential Realty, Inc.            3,882,200
      70,450   Essex Property Trust, Inc.                           3,857,137
      89,500   Amli Residential Properties Trust                    2,209,531
                                                                 ------------
                                                                   26,097,337

               HOTELS - 7.5%
     250,650   Starwood Hotels & Resorts Worldwide, Inc.            8,835,412

               DIVERSIFIED - 5.5%
     228,600   Liberty Property Trust                               6,529,388

               STORAGE - 5.5%
     267,900   Public Storage, Inc.                                 6,513,319

               REGIONAL MALLS - 4.8%
     155,200   General Growth Properties, Inc.                      5,616,300

               INDUSTRIAL - 3.7%
     228,900   Cabot Industrial Trust                               4,392,019

               SHOPPING CENTERS - 3.6%
     221,200   Federal Realty Investment Trust                      4,202,800

               Total common stocks
                                                                 ------------
               (cost $93,703,685)                                 109,936,191

8                   See notes to the financial statements.

--------------------------------------------------------------------------------

       Principal
        Amount                                                               Market Value
      -----------------------------------------------------------------------------------
                    SHORT-TERM INVESTMENTS - 7.6%
      $6,471,512    Agreement with State Street Bank and Trust Company,
                    5.250%, dated 12/29/2000, to be repurchased at
                    $6,475,287, on 01/02/2001, collateralized by
                    $6,080,000 U.S. Treasury Notes, 6.625% maturing
                    on 05/15/2007 (market value of collateral $6,605,859)    $  6,471,512

       2,501,000    United States Treasury Bills, 4.400%, 01/04/2001            2,500,083
                                                                             ------------
                    Total short-term investments
                    (cost $8,971,595)                                           8,971,595
                                                                             ------------
                    Total investments - 100.9%
                    (cost $102,675,280)                                       118,907,786

                    Liabilities in excess of other assets - (0.9)%             (1,043,591)
                                                                             ------------
                    Net assets - 100.0%                                      $117,864,195
                                                                             ============




                    See notes to the financial statements.

     SECURITY CAPITAL U.S. REAL ESTATE SHARES
     STATEMENT OF ASSETS AND LIABILITIES-DECEMBER 31, 2000
--------------------------------------------------------------------------------

     ASSETS:

         Investments, at market value (cost $102,675,280)               $ 118,907,786
         Receivable for fund shares sold                                    2,864,606
         Dividends and interest receivable                                    788,308
         Deferred organization costs                                           25,026
         Other assets                                                             224
                                                                        -------------
         Total assets                                                     122,585,950
                                                                        -------------
     LIABILITIES:

         Payable for investment securities purchased                        3,946,003
         Payable for fund shares redeemed                                     602,903
         Payable to investment adviser                                         68,184
         Payable to distributor                                                23,044
         Accrued expenses and other liabilities                                81,621
                                                                        -------------
         Total liabilities                                                  4,721,755
                                                                        -------------
            Net assets                                                  $ 117,864,195
                                                                        =============
     NET ASSETS CONSIST OF:

         Capital stock                                                  $ 103,615,399
         Accumulated undistributed net realized loss on investments        (1,984,248)
         Net unrealized appreciation on investments                        16,233,044
                                                                        -------------
            Net assets                                                  $ 117,864,195
                                                                        =============
         Shares outstanding (50,000,000 shares of $0.01 par value
          authorized)                                                       9,706,615
         Net asset value and redemption price per share                 $       12.14
                                                                        =============



                    See notes to the financial statements.

SECURITY CAPITAL U.S. REAL ESTATE SHARES
STATEMENT OF OPERATIONS-YEAR ENDED DECEMBER 31, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Dividend income                                        $  4,341,981
   Interest income                                             275,684
                                                          ------------
   Total investment income                                   4,617,665
                                                          ------------


EXPENSES:
   Investment advisory fee                                     502,874
   Distribution expense                                        209,531
   Transfer agent, custody and accounting costs                152,205
   Administration fee                                           16,762
   Sub-administration fee                                       89,999
   Professional fees                                            58,811
   Federal and state registration                               41,715
   Shareholders reports and notices                             25,000
   Directors' fees and expenses                                 23,242
   Amortization of organization expenses                        23,673
   Insurance expense                                               569
                                                          ------------
   Total expenses before reimbursement                       1,144,381
                                                          ------------
   Less: Reimbursement from adviser                            (13,111)
                                                          ------------
   Net expenses                                              1,131,270
                                                          ------------
     Net investment income                                $  3,486,395
                                                          ============


REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
   Net realized gain on investments                       $  3,820,031
   Change in unrealized depreciation on investments         18,224,320
                                                          ------------
   Net realized and unrealized gain on investments          22,044,351
                                                          ------------
     Net increase in net assets resulting from operations $ 25,530,746
                                                          ============

                    See notes to the financial statements.

SECURITY CAPITAL U.S. REAL ESTATE SHARES
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                    Year ended      Year ended
                                                  Dec. 31, 2000   Dec. 31, 1999
--------------------------------------------------------------------------------
OPERATIONS:
   Net investment income                           $  3,486,395    $  2,667,833
   Net realized gain on investments                   3,820,031       1,688,769
   Change in unrealized appreciation
    (depreciation) on investments                    18,224,320      (2,890,064)
                                                   ----------------------------
   Net increase in net assets
    resulting from operations                        25,530,746       1,466,538

CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold                        138,951,079      24,317,153
   Shares issued to holders in
    reinvestment of dividends                         2,752,061         897,177
   Cost of shares redeemed                          (96,123,359)    (67,481,770)
                                                   ----------------------------
   Net increase (decrease) in net assets
    from capital share transactions                  45,579,781     (42,267,440)

DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                        (3,493,637)     (2,546,365)
   Return of capital                                   (702,019)       (366,516)
                                                   ----------------------------
   Total distributions                               (4,195,656)     (2,912,881)

DISTRIBUTIONS TO
CLASS R SHAREHOLDERS:
   From net investment income                                --        (128,690)
   Return of capital                                         --         (18,523)
                                                   ----------------------------
   Total distributions Class R                               --        (147,213)
     Total increase (decrease) in net assets         66,914,871     (43,860,996)

NET ASSETS:
   Beginning of year                                 50,949,324      94,810,320
                                                   ----------------------------
   End of year                                     $117,864,195    $ 50,949,324
                                                   ============================


                    See notes to the financial statements.

SECURITY CAPITAL U.S. REAL ESTATE SHARES
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                                                    Dec. 20, 1996/1/
                                                          Year ended    Year ended     Year ended     Year ended        through
                                                        Dec. 31, 2000  Dec. 31, 1999  Dec. 31, 1998  Dec. 31, 1997    Dec. 31, 1996
                                                        ---------------------------------------------------------------------------
For a share outstanding for each period:/2/
Net Asset Value, beginning of period                    $   9.37       $   9.82       $   11.95      $  10.38       $   10.00
                                                        ------------------------------------------------------------------------
Income from investment operations:
        Net investment income                               0.44           0.45            0.42          0.46/3/         0.02
        Net realized and unrealized gain (loss)
         on investments                                     2.86          (0.39)          (1.80)         2.11            0.36
                                                        ------------------------------------------------------------------------
        Total from investment operations                    3.30           0.06           (1.38)         2.57            0.38
                                                        ------------------------------------------------------------------------
Less distributions:
        Dividends from net investment income               (0.44)         (0.45)          (0.43)        (0.46)             --
        Dividends from net realized gains                     --             --           (0.29)        (0.54)             --
        Return of capital                                  (0.09)         (0.06)          (0.03)           --              --
                                                        ------------------------------------------------------------------------
        Total distributions                                (0.53)         (0.51)          (0.75)        (1.00)             --
                                                        ------------------------------------------------------------------------
Net Asset Value, end of period                          $  12.14       $   9.37       $    9.82      $  11.95       $   10.38
                                                        ------------------------------------------------------------------------
Total return/4/                                            35.83%          0.58%         (11.94)%       25.20%           3.77%
Supplemental data and ratios:
        Net assets, end of period ($000)                $117,864       $ 50,949        $ 94,811      $117,232       $  10,247
        Ratio of expenses to
         average net assets/6/                              1.35%          1.20%           1.00%         0.94%             --%
        Ratio of net investment income to
         average net assets/6/                              5.02%          4.18%           4.75%         4.08%          19.71%/5/
Portfolio turnover rate                                    91.14%         49.66%         109.49%       104.17%             --%

1    Inception date.
2 Effective February 1, 2000, the Fund's Class R shares were converted to Class I shares, with the resulting class known as Security Capital U.S. Real Estate Shares. The information in this table reflects financial results for the former Class I shares, with the exception of net assets which are for both Classes.
3 Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
4    Not annualized for the period December 20, 1996 through December 31, 1996.
5    Annualized.
6 Without voluntary expense reimbursements of $12,239, $256,747, $301,721 and $30,276 for the years ended December 31, 2000, 1999, 1998 and 1997, respectively, the ratio of expenses to average net assets would have been 1.36%, 1.62%, 1.29% and 0.97%, respectively, and the ratio of net investment income to average net assets would have been 5.01%, 3.76%, 4.46% and 4.05%, respectively.

                    See notes to the financial statements.

SECURITY CAPITAL U.S. REAL ESTATE SHARES
NOTES TO THE FINANCIAL STATEMENTS-December 31, 2000
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES Security Capital U.S. Real Estate Shares (the "Fund") is a non-diversified investment portfolio of Security Capital Real Estate Mutual Funds Incorporated ("SC-REMFs"), which is an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), and is a Maryland corporation. SC-REMFs is comprised of two investment portfolios, the Fund and Security Capital European Real Estate Shares. The Fund commenced operations on December 20, 1996.

     Effective February 1, 2000, Class R shares of the Fund were converted to the Class I shares of the Fund with the surviving class being known as Security Capital U.S. Real Estate Shares ("SC-US Real Estate Shares"). The following is a summary of significant accounting policies followed by the Fund.

     a) Investment Valuation -- Each day securities are valued at the last sales price from the principal exchange on which they are traded. Securities that have not traded on the valuation date, or securities for which sales prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values determined by, or under the direction of, the Board of Directors' Valuation Committee. Temporary cash investments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value.

     Because the Fund may invest a substantial portion of its assets in Real Estate Investment Trusts ("REITs"), the Fund may be subject to certain risks associated with direct investments in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.

     b) Federal Income Taxes -- No provision for federal income taxes has been made since the Fund has complied to date with the provisions of the Internal Revenue Code available to regulated investment companies and intends to continue to comply in future years and to distribute investment company net taxable income and net capital gains to shareholders. As of December 31, 2000, the Fund has a realized capital loss carry forward, for federal income tax purposes, of $1,183,628 (expires December 31, 2006), available to be used to offset future realized capital gains.

NOTES TO THE FINANCIAL STATEMENTS
(CONTINUED)
--------------------------------------------------------------------------------

     c) Distributions to Shareholders -- Dividends from net investment income are declared and paid quarterly. The Fund intends to distribute net realized capital gains, if any, at least annually, although the Fund's Board of Directors may in the future decide to retain realized capital gains and not distribute them to shareholders.

     Distributions will automatically be paid in full and fractional shares of the Fund based on the net asset value per share at the close of business on the payable date unless the shareholder has elected to have distributions paid in cash.

     The characterization of shareholder distributions for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in-capital, depending on the type of book/tax differences that may exist. Generally accepted accounting principles require that permanent financial reporting and tax differences be reclassified to capital stock.

     Distributions received from the REITs that are determined to be a return of capital are recorded by the Fund as a reduction of the cost basis of the securities held. Distributions received from the REITs that are determined to be capital gains or losses are recorded by the Fund as a realized gain or loss on the investment. The character of such distributions, for tax and financial reporting purposes, is determined by the Fund based on estimates and information received by the Fund from the REITs.

     d) Repurchase Agreements -- The Fund may enter into repurchase agreements with brokers, dealers or banks that meets the credit guidelines approved by the Board of Directors. In a repurchase agreement, a fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. If the seller is unable to make timely repurchase, the Fund's expected proceeds could be delayed, or the Fund could suffer a loss in principal or current interest, or incur costs in liquidating the collateral.

     e) Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     f) Other -- Investment and shareholder transactions are recorded on trade date. The Fund determines the gain or loss realized from investment transactions, using the specific identification method for both financial reporting and federal income tax purposes, by comparing the original cost of the security lot sold with the net sales proceeds. It is the

NOTES TO THE FINANCIAL STATEMENTS
(CONTINUED)
--------------------------------------------------------------------------------

     Fund's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis. Sector classifications in the Schedule of Investments are as defined by Wilshire Associates.

     In November 2000, the American Institute of Certified Public Accountants ("AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000. The Adviser, Security Capital Global Capital Management Group Incorporated ("GCMG"), does not anticipate that the adoption of the Guide will have a material effect on the financial statements.

2.   CAPITAL SHARE TRANSACTIONS

     Transactions in shares of the Fund were as follows:

     Year Ended December 31, 2000:
     ---------------------------------------------------------------------------

                                                                        Amount         Shares
                                                                     ---------------------------
        Shares sold                                                  $ 138,035,757    13,251,060
        Shares converted from Class R Shares                             5,315,656       562,444
        Shares issued to holders in reinvestment of dividends            2,752,061       241,558
        Shares redeemed                                                (95,948,759)   (9,299,867)
                                                                     ---------------------------
        Net increase                                                 $  50,154,715     4,755,195
                                                                     ---------------------------
     Class R Shares:*
        Shares sold                                                  $     915,322        96,175
        Shares converted to SC-US Real Estate Shares                    (5,315,656)     (562,622)
        Shares issued to holders in reinvestment of dividends                   --            --
        Shares redeemed                                                   (174,600)      (18,020)
                                                                     ---------------------------
        Net decrease                                                 $  (4,574,934)     (484,467)
                                                                     ===========================

* Represents activity from January 1, 2000 - January 31, 2000. Effective February 1, 2000, the Fund's Class R shares were converted to Class I shares, with the resulting class being known as SC-US Real Estate Shares.

NOTES TO THE FINANCIAL STATEMENTS
(CONTINUED)
--------------------------------------------------------------------------------

Year Ended December 31, 1999:
--------------------------------------------------------------------------------

                                                                      Amount       Shares
                                                                  --------------------------
Class I Shares:
        Shares sold                                               $  19,952,507    2,027,897
        Shares issued to holders in reinvestment of dividends           776,057       79,866
        Shares redeemed                                             (63,391,015)  (6,377,077)
                                                                  --------------------------
        Net decrease                                              $ (42,662,451)  (4,269,314)
                                                                  ==========================
Class R Shares:
        Shares sold                                               $   4,364,646      455,863
        Shares issued to holders in reinvestment of dividends           121,120       12,565
        Shares redeemed                                              (4,090,755)    (418,787)
                                                                  --------------------------
        Net increase                                              $     395,011       49,641
                                                                  ==========================

3.   INVESTMENT TRANSACTIONS

     The aggregate purchases and sales of long-term investments by the Fund for the twelve months ended December 31, 2000, were $113,754,337 and $70,371,696, respectively.

     As of December 31, 2000, gross unrealized appreciation and depreciation of investments for tax purposes were as follows:

        Appreciation                        $16,096,074
        (Depreciation)                         (664,188)
                                            -----------
        Net appreciation on investments     $15,431,886
                                            ===========

     As of December 31, 2000, the cost of investments for federal income tax purposes was $103,475,900.

4.   INVESTMENT ADVISORY AND OTHER AGREEMENTS

     SC-REMFs has entered into an Investment Advisory Agreement with Security Capital Global Capital Management Group Incorporated ("GCMG"), an indirect, wholly-owned subsidiary of Security Capital Group Incorporated ("Security Capital"). Pursuant to the Advisory Agreement, GCMG is entitled to receive a management fee, calculated daily and payable monthly, at the annual rate of 0.60% as applied to the Fund's average daily net assets.

     GCMG voluntarily agreed to reimburse its management fee and other expenses to the extent that total operating expenses (exclusive of interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) exceed the annual rate of 1.35% of the net assets, for the year ended December 31, 2001.

NOTES TO THE FINANCIAL STATEMENTS
(CONTINUED)
--------------------------------------------------------------------------------

     GCMG has extended this agreement through at least December 31, 2001. GCMG also serves as the Fund's administrator. GCMG charges the Fund an administrative fee calculated daily and payable monthly, at the annual rate of 0.02% of the Fund's average daily net assets.

     State Street Bank and Trust Company ("State Street"), a publicly held bank holding company, serves as sub-administrator, custodian, and accounting services agent for the Fund. Sub-administration, custodian, and accounting services will be charged by State Street according to contractual fee schedules agreed to by the Fund.

     Boston Financial Data Services, Inc. ("BFDS"), a privately-held company and an affiliate of State Street, serves as transfer agent for the Fund. Transfer agent services will be charged by BFDS according to contractual fee schedules agreed to by the Fund.

5.   DISTRIBUTION AND SERVICING PLANS

     The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act ("Distribution Plan"). Under the Distribution Plan, the Fund pays to Security Capital Markets Group Incorporated, an indirect, wholly owned subsidiary of Security Capital, in its capacity as principal distributor of the Fund's shares (the "Distributor"), a monthly distribution fee equal to, on an annual basis, 0.25% of the value of the Fund's average daily net assets.

     The Distributor may use the fee for services performed and expenses incurred by the Distributor in connection with the distribution of the Fund's shares and for providing certain services to the Fund's shareholders. The Distributor may pay third parties in respect of these services such amount as it may determine. For the twelve months ended December 31, 2000, the Fund has made payments totaling $196,993 as required by the adopted Distribution Plans.

     Effective January 2, 2001, Macquarie Capital Partners LLC ("MCP") will be succeeding to the business currently conducted by the Distributor, including serving as distributor of the Funds' shares. MCP will continue to be owned, in part, by Security Capital and will have virtually the same management as the Distributor.

6.   ORGANIZATION COSTS

     The costs incurred in connection with the organization, initial registration and public offering of shares, aggregating $118,099, have been paid by the Fund. These costs are being amortized over the period of benefit, but not to exceed sixty months from the Fund's commencement of operations.

7.   PRINCIPAL SHAREHOLDERS

     As of December 31, 2000, SC Realty Incorporated, a wholly owned subsidiary of Security Capital, owned 13.8% of the Fund's total outstanding shares.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

To the board of directors and shareholders of Security Capital U.S. Real Estate Shares:

We have audited the accompanying statement of assets and liabilities of Security Capital U.S. Real Estate Shares (a separate portfolio of Security Capital Real Estate Mutual Funds Incorporated, a Maryland corporation), including the schedule of investments, as of December 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Security Capital U.S. Real Estate Shares as of December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated thereon, in conformity with accounting principles generally accepted in the United States.

                                                             ARTHUR ANDERSEN LLP

Chicago, Illinois
January 26, 2001

--------------------------------------------------------------------------------
DIRECTORS

Anthony R. Manno Jr.
Chairman and President
Security Capital Real Estate Mutual Funds
Incorporated

Robert H. Abrams
Founding Director Program in Real Estate
Cornell University

Trustee Emeritus and Presidential Counselor
Cornell University

Stephen F. Kasbeer
Former Senior Vice President for
Administration and Treasurer
Loyola University Chicago

Director
Endowment Realty, Inc.

Member
University of San Diego Investment Committee

George F. Keane
President Emeritus
The Commonfund Group

Director
The Northern Trust Company of Connecticut
Nicholas Applegate


OFFICERS

Anthony R. Manno Jr.
Director, Chairman and President

Kenneth D. Statz
Managing Director

Kevin W. Bedell
Senior Vice President

Alexander K. Daggett
Vice President - Client Services

Jeffrey C. Nellessen
Vice President, Treasurer and Assistant Secretary

David T. Novick
Vice President and Secretary

Michael J. Heller
Assistant Treasurer


INVESTMENT MANAGEMENT TEAM

Anthony R. Manno Jr.
Director, Chairman and President

Kenneth D. Statz
Managing Director

Kevin W. Bedell
Senior Vice President

Anne Darnley
Vice President

Bernard Krieg
Associate

James D. Hardman
Analyst

Christopher J. Williams
Analyst

John H. Woo
Analyst

Matthew D. Hansen
Securities Trader

INVESTMENT ADVISER

Security Capital Global Capital
Management Group Incorporated
11 South LaSalle Street, Second Floor
Chicago, Illinois 60603
1-888-SECURITY

TRANSFER AGENT

Boston Financial Data Services, Inc.
P.O. Box 8121
Boston, Massachusetts 02266-8121
1-800-409-4189

INDEPENDENT PUBLIC ACCOUNTANTS

Arthur Andersen LLP
33 West Monroe Street
Chicago, Illinois 60603

LEGAL COUNSEL

Mayer, Brown & Platt
1909 K Street, N.W.
Washington, D.C. 20006

                    [THIS PAGE IS LEFT INTENTIONALLY BLANK]

                                    [LOGO]

               11 South LaSalle Street, Chicago, Illinois 60603
                                1-888-SECURITY
                            www.securitycapital.com